Exhibit 99.2

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[GRAPHIC]	[LOGO]

Presentation

to

[GRAPHIC]	THE WALL STREET ANALYST FORUM

February 27, 2006

Jim Taylor

Chief Executive Officer

David English	Gary Morrison

Chief Financial Officer	Senior VP - Healthcare

Management

Team

•	CEO - Jim Taylor	[GRAPHIC]

Pres. - Chancellor Group; VP — Overhill Farms;

CEO-Elcon; Partner - Coopers & Lybrand

•                  CFO - David English

CFO — Nichols Companies; Corp. Controller-C-CAR;

CFO — SW X-Ray Co.

•                  VP - Jim Houlditch

VP — Allied Signal; SVP — Texas Instruments

Board of Directors

	Background	Other Boards

Gen. John T. Chain	4-star Air Force (Ret’d) EVP – BNSF	Kemper, RJR, ConAgra, Northrop Grumman

Edward P. Evans	Chairman – MacMillan, Inc., Fansteel, Missouri Portland Cement	HBD Industries

Dorsey R. Gardner	VP-Fidelity Mgmt & Research, Pres. Kelso Mgmt	Crane Co. (NYSE), Huttig (NYSE), Otologics

Charles M. Harper	CEO – RJR Nabisco, CEO - ConAgra

David B. Mathis	Chairman – Kemper Ins.	Mosaic (NYSE)

James T. Taylor	CEO – Thomas Group

Jimmy C. Houlditch	VP – Thomas Group

Overview

Our Products

Our People

Our Clients

Financial Performance

–  and  –

Outlook

“Safe Harbor” Statement Under The Private Securities Litigation Reform Act:

Certain information contained in this presentation constitutes “forward-looking statements.” Forward looking statements are those that use the words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “likely,” “should,” “estimate,” “continue,” “future” or the negative thereof, other variations thereon or other comparable expressions. These words indicate future events and trends. Forward looking statements are the Company’s current views with respect to future events and financial performance. These forward looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. It is advisable not to place undue reliance on the Company’s forward looking statements. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, and are: The competitive nature of the management consulting industry, in light of new entrants into the industry and the difficulty of differentiating the services offered to potential clients; The time required by prospective clients to fully understand the value and complexity of a typical PVM program may result in an extended lead time to close new business;  Performance oriented fees are earned upon the achievement of improvements in a client’s business; The client’s commitment to a PVM program and general economic/industry conditions could impact a client’s business performance and consequently the Company’s ability to forecast the timing and ultimate realization of performance-oriented fees;  The ability of the Company to productively re-deploy personnel during program transition periods; and, The ability of the Company to create alliances and make acquisitions that is accretive to earnings.

History

[GRAPHIC]

•                  Established in 1978 – Dallas, Texas

•                  Total Cycle Time or “TCT” is the forerunner to Six Sigma and TQM.

•                  Applications in Manufacturing are easily transferable and quickly spread to other functional areas and to many industries

•                  Increasing global competition & shorter product life cycles created the need for PVM

Overview

Process Value Management

[GRAPHIC]

•                  Productivity Improvement

•                  Supply Chain Management

•                  Facility Design / Layout

•                  Resource Utilization

•                  Cycle Time Reduction

•                  Customer Satisfaction

•                  Technology Support

•                  Inventory Turns & Optimization

•                  Scrap Reduction

•                  Innovation To Market

•                  Quality / First Pass Yield

•                  Performance Management

Culture Change

Our Products

How are We Different?

[GRAPHIC]

“Process Value Management” works with businesses to institutionalize the processes and the metrics allows an organization to maintain customer-focused and stay on the path of continuous improvement.

Cockpit Chart

[CHART]

Our People

•                  115 “Resultants” (added 44 in ’05, 10 in February ‘06)

•                  Avg. 25+ yrs experience – C-level….hands on

[CHART]

Our People

[GRAPHIC]

How are We Different?

Consultants	Resultants

• Deliver Reports	• Deliver Results
• Echo Problems	• Solve Problems
• Train Only	• Lead Change
• Quote Benchmarks	• Hands-On Implementation
• Stay Detached	• Part of the Team
• Subject Matter Skills	• Broad Management Skills
• Single Tool Focus	• Integrated Toolset

Primary Sectors Served

•	Consumer Goods	[GRAPHIC]

•	Transportation	[GRAPHIC]

•	Manufacturing/Distribution	[GRAPHIC]

•	Health Care	[GRAPHIC]

•	Food Processing

•	Aerospace

•	Automotive	[GRAPHIC]

•	Department of Defense	[GRAPHIC]

•	Retail, Garment and Apparel	[GRAPHIC]

Our Clients

Clients Past & Present

[LOGO]

Results Achieved

[CHART]

2005 Highlights

•                  Debt elimination in Q2

•                  Repurchase all outstanding warrants Q3 — 37% discount

•                  Dividend declared Q4

•                  Return to NASDAQ - #4 price appreciation

•                  Revenue increase - 44%, net income increase - 358%

•                  Working capital & cash flow increase

Financial

Balance Sheets

	2005	2004	2003
Cash	$3.5	$0.1	$1.9
Accounts Receivable	8.4	5.2	3.5
Other Current	0.6	0.4	0.7
PP&E, Other	0.6	0.8	1.3
	$13.0	$6.5	$7.4

A/P & Accrueds	$3.6	$2.2	$2.3
Income Tax Payable	0.2	0.1	0.1
Dividends Payable	0.5	—	—
Current Debt	—	0.4	1.2
Long Term Liabilities	0.3	1.4	3.1
Common Stock	0.1	0.1	0.1
APIC	26.4	26.2	26.1
Treasury Stock	(22.5)	(22.5)	(22.5)
Other	0.0	(0.7)	(0.8)
Retained Earnings	4.3	(0.8)	(2.3)
	$13.0	$6.5	$7.4

Working Capital	$8.1	$3.0	$2.5
Current Ratio	2.9	2.1	1.7
Debt/Equity	0.5	1.7	10.0

P&L

	2005	2004	2003
Revenue	$43.1	$30.0	$30.3
Cost of Sales	20.6	15.0	15.4
Gross Profit	22.4	15.0	14.9
	52%	50%	49%
S, G&A	13.5	12.4	11.6
	31%	41%	38%
Sublease loss	0.6	—	0.2
	14.1	12.4	11.8
Operating Income	8.3	2.6	3.1
Interest, other	(0.0)	(0.3)	(0.6)
Income from continuing operations	8.3	2.4	2.5
	19%	8%	8%
Income taxes (benefit)	0.3	—	(0.3)
	8.0	2.4	2.8
Disc Ops, cumulative change	1.2	0.9	2.1
Net Income	$6.8	$1.5	$0.7

EPS - Continuing Ops	$0.75	$0.22	$0.28
EPS	$0.63	$0.14	$0.07

Cash Flow

	2005	2004	2003
Net Income	$6.8	$1.5	$0.7
Depreciation & Amort.	0.3	0.5	0.9
Sublease loss	0.5	—	0.2
Swiss closure	0.7	—	—
Other	0.1	0.3	0.2
Change in assets/liabilities:
Receivables	(3.6)	(1.4)	2.7
A/P and liabilities	1.2	(0.2)	(0.2)
Income taxes payable	0.1	(0.0)	(0.4)
Other	0.1	(0.0)	0.3
Net Cash Provided by Operating Activities	6.3	0.6	4.2

Net Cash Used in Investing Activities	(0.2)	(0.0)	(0.1)

Warrant/Options exercises	0.3	0.1	—
Warrant Repurchase	(1.3)	—	—
Debt Repayment	(1.8)	(2.4)	(4.5)
Net Cash Provided by Financing Activities	(2.8)	(2.3)	(4.5)

Net Change in Cash	3.3	(1.8)	(0.4)
Beginning Cash	0.1	1.9	2.3
Ending Cash	$3.5	$0.1	$1.9

History

[CHART]

Pre-tax

Net Income %

[CHART]

Diluted EPS

[CHART]

EPS adjusted for

‘02 stock doubling

[CHART]

* Adjusted for stock issuance of 5.4m shares

Our Competition

•                  NAICS 541611

•                  SIC code 8742

TGIS vs. NAICS 541611

[CHART]

Why Us?
Why Now?

•                  P/E Ratio approx 12:1

20:1 if fully taxed, Industry avg 39.60

•                                          $0.20 Annual Dividend

•                  No intangibles, low dilution

Revenue Model

[LOGO]	KNOWLEDGE LEADERSHIP	[LOGO]
White Papers, Books, Exec.Seminars, Roundtables

[GRAPHIC]

Revenue
	IMPLEMENTATION	TRAINING
	PVM, TCT, Demand Flow, Six Sigma, Lean	PVM
	Kaizen, Theory of Constraints, etc.	[GRAPHIC]

Outlook

Gary Morrison

[GRAPHIC]	Reducing Employers’	[GRAPHIC]

Healthcare Cost

[GRAPHIC]	“Aligning Process

and Technology”

Case Study:

Centura Health System

[GRAPHIC]

Program Challenges

•                  Significantly reduce patient wait times

•                  Improve patient, staff and physician satisfaction

•                  Installation of a continuous improvement management framework and tool set

Client Description/ Situation

•                  225 bed full service hospital

•                  Poor relations with physicians

•                  Culture resistant to change

•                  Declining market share

•                  30% charity care and growing

Program Results

•                  Door to physician time reduced by 38%

•                  Door to discharge time reduced by 24%

•                  Door to admit time reduced by 23%

•                  Left without being seen reduced from 1.1% to .05%

[LOGO]

“Using their methodology and hands-on approach, Thomas Group has gotten our physicians, staff and administrators on the same page, all moving in the same direction, a major accomplishment for our hospital.”  Dr. Kevin Weber, Chief of Staff

Case Study:

Naval Aviation

[LOGO]	“More Aviators Out, Faster”

•	Time - To - Train Decreased:	37%		From 48 mon. to 30 mon.

•	Production Rate Increased:	23%		From 968/year to 1297/year

•	Total Production Increased:	2,000		New Cat 1 Aviators to Fleet

•	Students In ‘WIP’ Decreased:	14%		From 3527 to 3017 students

•	% of Ensigns/2nd Lts ‘Winged”

	Increased:	111%		From 45% to over 95%

•	IA Reduced (Cost Avoidance):	510		Students

= $		41	M	Per future yr

Navy Testimonial

•                  A Total Enterprise approach is required for best results

•                  Change requires commitment / willingness to drive

•                  Throwing money at broken processes is pretty close to a crime

•                  Establishing the right metrics (output / customer) is essential

•                  Not everything can be fixed internally— Outsiders can identify, drive and accelerate cultural change—Need help in managing process and discipline in execution

Case Study

Gulfstream

[GRAPHIC]

•                  On-time delivery and quality problems affecting growth / market share

Challenges

•                  Output stalled at 25 aircraft per year

•                  Long lead time for aircraft (3 years)

•                  High production cost

•                  Poor manufacturing cycle time, and excessive rework

•                  Stock not moving

•                  Competition moving into market

Results

•                  Output from 25 to 78 aircraft / year

•                  Lead time (CT) from 3 years to 15 months

•                  Cost reduction of 25% of G-V and 18% on F-IV aircraft

•                  Stock from $26 per share to $52 per share

•                  Sold company to General Dynamics in May, 1999 for $5.3 billion

What is different about Thomas Group?

•                  Our Products

•                  Our People

•                  Our Results

International Headquarters
Thomas Group
Williams Square
5221 N. O’Connor Blvd., Ste. 500
Irving, Texas 75039
Phone: 800 826 2057
Phone: +1 972 869 3400
Fax: +1 972 443 1742
tgi@thomasgroup.com

http://www.thomasgroup.com